UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 28, 2004

                                 ---------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

        0-15159                                           93-0780536
(Commission File Number)                       (IRS Employer Identification No.)

           One Airport Center
           7700 N.E. Ambassador Place
           Portland, Oregon                                        97220
           (Address of principal executive offices)             (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 28, 2004, Rentrak Corporation ("Rentrak") engaged the firm of Grant Thornton LLP ("Grant Thornton") to audit Rentrak's financial statements as its new principal independent auditors. The Audit Committee of Rentrak's Board of Directors directed the process of review of candidate accounting firms and made the final decision to engage Grant Thornton.

During Rentrak's two most recent fiscal years, and the subsequent interim period prior to engaging Grant Thornton, Rentrak did not consult with Grant Thornton regarding (1) the application of accounting principles to a specific transaction, whether completed or proposed, (2) the type of audit opinion that might be rendered with respect to Rentrak's financial statements or (3) any matter that was either the subject of a "disagreement" or a "reportable event" (as such terms are defined in Item 304(a)(1)(iv) and (v) of Registration S-K).

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RENTRAK CORPORATION


Dated:  October 29, 2004            By:  /s/ Mark L. Thoenes
                                         --------------------------------------
                                         Mark L. Thoenes
                                         Senior Vice President and
                                         Chief Financial Officer